Exhibit 99.1

“Corporate Overview & Strategic Vision” Jefferies Healthcare Conference June 9, 2016

This presentation includes certain statements that constitute “forward-looking statements” within the meaning of applicable securities laws. Forward-looking statements include, but are not limited to, statements regarding the successful execution of our commercialization strategy with respect to Fibricor® and YOSPRALATM, including our plans to continue financially disciplined build up of the Company, the PDUFA goal date for a decision in respect of YOSPRALA, the targeted YOSPRALA launch in 4Q 2016, pending FDA approval, YOSPRALA having the ability to achieve mid-single digit market share in the secondary prevention patient population, our plan to submit YOSPRALA in Europe in 4Q 2016, targeting new drug submissions in Canada in 1H 2017 with respect to each of MT400 (Treximet®) and YOSPRALA, our goal to be profitable on an adjusted EBITDA basis by 2018, opportunistic business development and potential acquisitions that will accelerate profitability, near-term EBITDA, accretive and revenue generating products and business opportunities, and other statements that are not historical facts, and such statements are typically identified by use of terms such as “may,” “will,” “would,” “should,” “could,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “likely,” “potential,” “continue” or the negative or similar words, variations of these words or other comparable words or phrases, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management’s current judgment and expectations, and are based on current estimates and assumptions made by management in light of its experience and perception of historical trends, current conditions and expected future developments, as well as other factors that it believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct and, as a result, the forward-looking statements based on those assumptions could prove to be incorrect. Accordingly, actual results, level of activity, performance or achievements or future events or developments could differ materially from those expressed or implied in the forward-looking statements. Readers are cautioned that actual future operating results and economic performance of the Company are subject to a number of risks and uncertainties, including, among other things described below, our inability to build, acquire or contract with a sales force of sufficient scale for the commercialization of YOSPRALA™ in a timely and cost-effective manner, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates (including YOSPRALA), including as a result of the need to conduct additional studies or due to issues with third-party API or finished product manufacturers, or the failure to obtain such approval of our product candidates for all expected indications, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of its product candidates; the inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our dependence on AstraZeneca and Horizon for the sales and marketing of VIMOVO®, our dependence on Patheon for the manufacture of YOSPRALA™ 81/40 and YOSPRALA™ 325/40; our ability to protect our intellectual property and defend our patents; regulatory obligations and oversight; failure to make, integrate and maintain new acquisitions, such as the integration of Tribute; fluctuations in the value of certain foreign currencies, including the Canadian dollar, in relation to the U.S. dollar, and other world currencies; changes in government regulations, including tax laws and unanticipated tax liabilities; and general adverse economic, market and business conditions, and could differ materially from what is currently expected as set out in this presentation. Our operations involve risks and uncertainties, many of which are outside of our control, and any one or any combination of these risks and uncertainties could also affect whether the forward-looking statements ultimately prove to be correct and could cause our actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports and Canadian securities law filings, including in our Annual Report on Form 10-K for the year ended December 31, 2015 and on Form 10-Q for the three months ended March 31, 2016 which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company’s website at www.aralez.com, and those described from time to time in our future reports filed with the Securities and Exchange Commission and applicable securities regulatory authorities in Canada. You should not place undue importance on forward-looking statements and should not rely upon this information as of any other date. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless required by law. Disclaimer

The Aralez Investment Thesis Aralez is an emerging global specialty pharmaceutical company designed to: Maximize the value of a broadened portfolio, growing revenue base and geographic footprint across North America and Europe Build on our anchor positions in cardiovascular disease and pain management and opportunistically expand into other specialty therapeutic areas Access high potential growth opportunities through aggressive BD&L and strategic M&A Build value organically and leverage competitive platform to accelerate transformation and execute growth strategy Maintain a lean, nimble and performance-oriented operating model Align with shareholder interests with a strong focus on creating shareholder value

Aralez: The Base Business Canadian Revenue Base Key contributors include Cambia®, Durela® & Soriatane® Ongoing Royalty Stream Receive a 10% royalty on U.S. and ex-US sales of VIMOVO®; Patented until 2031 Receive 20% of CPPIB receipts on TREXIMET® starting in April 2018 Evolving Cardiovascular Portfolio Near-term opportunity with FIBRICOR® YOSPRALA™ PDUFA goal date of September 14, 2016; Patented to 2023, with potential for extension to 2032 YOSPRALA Aralez 2015 Pro Forma Note: 2015 Pro forma revenues include 6+ months of MFI as part of Tribute. All numbers U.S. $M 2015 $21.4 $23.7 POZEN Tribute

FIBRICOR: Commercial Objectives Drive broader utilization among targets and educate HCPs on how to Rx Capitalize on copay program Leverage affordability and flexibility of both the brand and AG 105 mg script is not substitutable Objective: Increase market share from the fenofibrate/fenofibric acid market through targeting of high potential prescribers Commercial Objectives: FIBRICOR is a lipid regulating agent that operates in the large Fibrate market that is heavily genericized, which makes the combination of the brand and AG an important option

FIBRICOR Performance – Early Indicators Source: Symphony Health Phast Fibricor Franchise Weekly NRx Began Promotion with 25 Reps 50% lift in NRX volume

YOSPRALA Positioning & Regulatory Status

YOSPRALA Proposed Positioning

- YOSPRALA has a coordinated delivery mechanism composed of an enteric-coated aspirin (325 mg or 81mg core), surrounded by immediate-release omeprazole (40 mg) for the secondary prevention of heart attack and stroke for patients at risk for an aspirin-induced ulcer



Immediate-Release Omeprazole (40 mg)
pH-sensitive Coat Dissolves at pH >5.5
Film Coat
Aspirin (81 mg or 325 mg)
YOSPRALA

- Fixed-dose aspirin/PPI tablet designed to improve patient compliance to potential life-saving aspirin therapy, reducing the risk of recurrent CV events
- Combines the cardioprotection of EC aspirin with the gastroprotection of omeprazole

Regulatory Status

- The new primary aspirin supplier had a planned inspection by the FDA that resulted in no 483 observations
- In March 2016, we resubmitted the NDA with the new primary aspirin supplier
  - PDUFA goal date of September 14, 2016
- We believe that we have now addressed the previous regulatory hurdles
  - Targeting launch of YOSPRALA in 4Q 2016, pending FDA approval

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Aralez Pharmaceuticals

YOSPRALA: Phase 3 Clinical Data

Significant Reduction of Gastric Ulcers, Gastro-duodenal Ulcers & Discontinuations with PA32540 at 6 months



Percentage of Subjects
16
14
12
10
8
6
4
2
0
↓63%
P < 0.001
8.6
3.2
↓71%
P < 0.001
11.6
3.4
↓81%
P < 0.001
8.2
1.5
Gastric Ulcers (Primary Endpoint)
Gastro-duodenal Ulcers
Discontinuations: UGI AEs
PA32540
EC ASA 325mg

1. Whellan DJ, et al. Am Heart J. 2014;168(4):495-502. Refer to Table III for most common treatment-emergent adverse events

PA32540-301 and PA32540-302 ITT Population; PA32540 (n=524), EC ASA (n=525). PA32540-treated subjects had significantly fewer UGI symptoms. Overall occurrence of major adverse cardiovascular events (MACE) was low, with no significant differences between treatments in types or incidence of MACE.

Aralez Pharmaceuticals

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Adjusted HR    HR, hazard ratio within the first 6 months 2. Derogar M et al. Clin Gastroenterol Hepatol. 2013;11(1):38-42. Odds Ratio 3.1* P=0.0001 * OR=3.14 (1.75–5.61). 1. Biondi-Zoccai GG et al. Eur Heart J. 2006;27(22):2667-2674. Nonadherence to Aspirin Therapy is Associated with a 3-FOLD Higher Risk of a Major CVD Event1 Challenges of Compliance with Aspirin Therapy Aspirin Discontinuation Following a GI Bleed Increases the Risk of a CV Event or Death Almost 7-FOLD2 95% CI (1.3–35.4) 1.0 6.8 0 1 2 3 4 5 6 Adherent Nonadherent

Disease Awareness and Education Initiatives There may be a hole in his aspirin therapy New guidelines published in the Journal of The American College of Cardiology provide opportunity for other advocacy groups to refresh their recommendations Aspirin is assumed in EVERY instance of Dual Antiplatelet therapy (DAPT) Aspirin remains the cornerstone of antiplatelet therapy Some patients may require aspirin therapy indefinitely Validates impact on patient care Disease awareness campaign* Goals to raise awareness of the gastrointestinal side effects of aspirin and their impact on outcomes *"Hole in Aspirin Therapy” disease awareness campaign features Journal ads and other initiatives “Hole in Aspirin Therapy” Market Environment

18.3M 70% take aspirin2 6.3M take aspirin plus PPI/H23 26.2M secondary prevention patients1 Mozaffarian D, Heart Disease and Stroke Statistics – 2015 Update. Fang J, Use of Low-dose Aspirin as Secondary Prevention of Atherosclerotic CVD among US adults (From the National Health Interview Survey, 2012), 2015 Tran-Duy A, Should Patients Prescribed Long-term Low-Dose Aspirin Receive Proton Pump Inhibitors? A Systematic Review and Meta-analysis, 2015 (n=268) Thinking of your secondary prevention patients, approximately what percent receive each of the following antiplatelet medications for secondary prevention of cardiovascular events? First, based on the information you were provided, how, if at all, might your current prescribing for your secondary prevention patients change if Product X were available? YOSPRALA: U.S. Market Share Opportunity Could Achieve Mid Single Digit Market Share in the Secondary Prevention Patient Population Current vs. Future Prescribing Preference for Secondary Prevention Patients4 39% 56% 31% 44% 30% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Current Total (n=268) Future Total (n=268) YOSPRALA aspirin monotherapy clopidogrel 70%

YOSPRALA: Commercial Readiness and Strategy Deployed a 25 person high quality sales force that has started promotion of Fibricor and is building relationships with key cardiologists Upon FDA approval, plan to launch YOSPRALA with ~110 sales professionals (including 25 previously hired for Fibricor), targeting top 29% of secondary prevention specialists (CV, IM and PC) physicians Extensive research has been conducted to establish appropriate pricing 200 patients, 80 HCP’s and payors covering ~200 million lives Current Payor strategy focuses on securing “tier 3” formulary access, and where strategically and financially appropriate, preferred formulary position Patient access strategy will seek to leverage copay assistance programs aimed at ensuring YOSPRALA access at a price competitive with existing OTC and Rx offerings

Aralez: Global Regulatory Update U.S.: YOSPRALA (PA32540/PA8140) NDA filing 505b(2) application; NDA recently resubmitted FDA PDUFA goal date of September 14, 2016; targeting launch in 4Q 2016 EUROPE: PA10040 MAA filing (YOSPRALA) US NDA package will form core of submission CMC, bioequivalence and pharmacodynamics studies will complete the dossier Scientific Advice from MEB of the Netherlands No further development required for submission Planning to file MAA in EU in 4Q 2016 CANADA: MT400 (Treximet) Plan to interact with Health Canada Targeting new drug submission (NDS) in Canada 1H 2017 YOSPRALA Targeting new drug submission in 1H 2017

Aralez: A Compelling Platform for Growth Canadian domiciled with an Irish presence Aralez Pharmaceuticals Trading DAC holds IP & plans to execute acquisition and operating strategy Corporate structure offers competitive advantage Strong balance sheet and financial position As of 1Q16, cash of approximately $114M $200M committed credit facility for acquisitions Anticipate being profitable on an adjusted EBITDA basis by 2018 Goal is to accelerate profitability through aggressive Business Development and M&A Strong focus on building out a diversified growing revenue base with a North American footprint

Aligned, value creating and transformative M&A Primary Focus on the U.S. and Canada and selective global expansion Opportunistic Approach to Other Specialty Therapeutic Areas Business Development: Value Creation Strategy Near-term EBITDA Accretive & Revenue Generating Products Approved Products in Cardiovascular and Pain anchor Therapeutic Areas

Aralez - Our Near Term Priorities Continue financially disciplined build up of organization Commercial execution of the recent promotional launch of Fibricor YOSPRALA PDUFA goal date of September 14, 2016; target launch in 4Q 2016, pending FDA approval Plan to submit YOSPRALA in Europe in 4Q 2016 and MT400 (Treximet) and YOSPRALA in Canada in the 1H 2017 Continue to focus on organic growth drivers for the Canadian business Actively assess and execute Business Development and M&A opportunities that are near-term revenue generating and accretive Shareholder Value Creation

“Corporate Overview & Strategic Vision” Jefferies Healthcare Conference June 9, 2016